Debt	6 Months Ended
Jun. 30, 2016
Debt Disclosure [Abstract]
Debt
DEBT

As of June 30, 2016 and December 31, 2015, our debt was as follows:

(in thousands of $)	June 30, 2016	December 31, 2015
Golar Arctic facility	76,550	80,200
Golar Viking facility	59,896	62,500
Convertible bonds	246,158	243,369
GoFLNG Hilli facility	150,000	50,000
Hilli shareholder loans	49,066	49,066
$1.125 billion facility	334,633	682,598
ICBC VIE loans	720,463	710,328
Seal SPV loan	157,120	—
Total debt	1,793,886	1,878,061
Less: Deferred financing costs, net	(28,330)	(42,154)
Total debt net of deferred financing costs*	1,765,556	1,835,907

* Excludes debt that is recorded within liabilities held-for-sale (see note 4).

During the six months ended June 30, 2016, we entered into the following new loan facilities:

Seal SPV Debt

In March 2016, in connection with the refinancing of the Golar Seal, we entered into a sale and leaseback transaction pursuant to which we sold the Golar Seal to Seal SPV, a subsidiary of CCBFL, and leased back the vessel under a bareboat charter for a monthly hire rate.

In March 2016, Seal SPV, which is the legal owner of the Golar Seal, entered into a long-term loan facility (the “Seal SPV Debt”). Seal SPV was determined to be a VIE of which we are deemed to be the primary beneficiary, and as a result, we are required to consolidate the results of Seal SPV. Although consolidated into our results, we have no control over the funding arrangements negotiated by Seal SPV, such as interest rates, maturity, and repayment profiles. In consolidating Seal SPV, we must make certain assumptions regarding the debt amortization profile and the interest rate to be applied against Seal SPV’s debt principal. The Seal SPV Debt bears interest at LIBOR plus a margin and is repayable in quarterly installments with a balloon payment on maturity.

Tundra Lessor VIE Debt facilities

In April 2016, to reflect our entry into a long-term charter with WAGL, we drew down an additional $25.5 million under the sale and leaseback financing facility (originally entered into in November 2015) with a subsidiary of CMBL ("Tundra Lessor VIE"). Tundra Lessor VIE is the legal owner of the Golar Tundra. As described in note 8, Tundra Lessor VIE is determined to be a variable interest entity of which we are deemed to be the primary beneficiary and, as a result, we are required to consolidate the results of Tundra Lessor VIE. Although consolidated into our results, we have no control over the funding arrangements negotiated by Tundra Lessor VIE.

In April 2016, Tundra Lessor VIE refinanced its debt facilities and entered into long-term debt facilities (the “Tundra Lessor VIE Debt facilities”). The Tundra Lessor VIE Debt facilities bear interest at LIBOR plus a margin and are repayable as balloon payments on maturity. However, as of December 31, 2015 and onwards, the Tundra Lessor VIE Debt facilities have been classified within "liabilities held for sale - current" in connection with the disposal of the Golar Tundra to Golar Partners in May 2016. Refer to note 4.